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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)     June 28, 2002
                                                          ---------------------



                           The A Consulting Team, Inc.
               (Exact Name of Registrant as Specified in Charter)




          New York                      0-22945                 13-3169913
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(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


                 200 Park Avenue South, New York, New York          10003
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code       (212) 979-8228
                                                   ----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

(a)      Dismissal of Ernst & Young LLP

         Ernst & Young LLP was previously the principal accountants for The A Consulting Team, Inc. On June 27, 2002, The A Consulting Team, Inc. dismissed Ernst & Young LLP.

         The decision to dismiss Ernst & Young LLP was approved by the Audit Committee of the Board of Directors of The A Consulting Team, Inc.

         In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through June 27, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the two most recent fiscal years and through June 27, 2002, there have been no reportable events (as defined in Regulation S-K 304(a)(1).

         The audit reports of Ernst & Young LLP on the financial statements of The A Consulting Team, Inc. as of December 31, 2001 and December 31, 2000 and for the years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(b)      Engagement of Grant Thornton LLP

         The A Consulting Team, Inc. engaged Grant Thornton LLP as principal accountants on June 27, 2002. The decision to hire Grant Thornton LLP was approved by the Audit Committee of the Board of Directors of The A Consulting Team, Inc.

Item 7. Exhibits.

(c)      Exhibits

Ex. No.                    Description

16.1                       Letter, dated July 2, 2002, of Ernst & Young LLP




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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         The A Consulting Team, Inc.
                                                          Registrant

                                         By: /s/ Richard D. Falcone
                                             -----------------------------------
                                             Name:  Richard D. Falcone
                                             Title: Chief Financial Officer

Dated: July 2, 2002




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                                  Exhibit Index

Exhibit No.     Description
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16.1            Letter, dated July 2, 2002, of Ernst & Young LLP